RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

UNANIMOUS WRITTEN CONSENT OF DIRECTORS

IN LIEU OF MEETING OF BOARD OF DIRECTORS

December 20, 2005

The undersigned, being all the Directors of Residential Asset Mortgage Products, Inc., a Delaware corporation (the “Corporation”), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

RESOLVED,

that the President, the Chief Financial Officer, the Treasurer, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of an additional $1,000,000 of Mortgage Asset-Backed Pass-Through Certificates (the “Certificates”) and Asset-Backed Notes (the “Notes,” and together with the Certificates, the “Securities”) (such registration statement, in the form in which it was executed and to be filed on or about December 30, 2005, together with the amendment (the “Pre-Effective Amendment”) thereto which shall be subsequently executed and filed, in order to effect the registration of an additional $20,000,000,000 of Mortgage Asset-Backed Pass-Through Certificates and Asset-Backed Notes, including any and all exhibits thereto, is hereby called the “Registration Statement”); and the President, Chief Executive Officer, Chief Financial Officer, Treasurer, Controller, any Executive Vice President, any Senior Vice President, any Vice President and any other officer specifically authorized by the Board of Directors in writing (the “Authorized Officers”) or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission’s rules and regulations thereunder;

RESOLVED,

that the Authorized Officers be, and they hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (the “Prospectus” and “Prospectus Supplements,” respectively) required as a part thereof, which such Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

RESOLVED,	that the President, the Chief Financial Officer, or the Controller be, and each of them, with full authority to act without the others, hereby is, authorized to sign the Registration Statement and any amendments to the Registration Statement on behalf of the Corporation as the principal executive officer, the principal financial officer and the principal accounting officer of the Corporation;

RESOLVED,

that the Authorized Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

RESOLVED,

that the Authorized Officers and the Directors be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, a Power of Attorney, constituting and appointing Lisa R. Lundsten the attorney-in-fact and agent of the Corporation, with full power to act without the others, to sign the Registration Statement (including any Pre-Effective Amendment) and any and all amendments thereto, with power appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration Statement (including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

RESOLVED,

that the President and Chief Executive Officer of the Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any Pre-Effective Amendment) and authorized to receive notices and communications from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

RESOLVED,

that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action that he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer’s covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer’s covenants, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is

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necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous Written Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation take any and all further action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

RESOLVED,

that it is in the best interests of the Corporation that the Securities be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Securities as said Authorized Officers, the Secretary or any Assistant Secretary may deem advisable, that said Authorized Officers, Secretary or any Assistant Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers, Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

RESOLVED,

that (i) the establishment of the trust fund for any series (a “Series”) of Securities (the “Trust Fund”), (ii) the issuance and sale of the Securities of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration Statement, the Prospectus and Prospectus Supplements and any Private Placement Memorandum (a “Private Placement Memorandum”) relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans having approximate aggregate principal amounts equal to the aggregate principal amounts of the Securities that constitute such Series, in return for such Securities or other good and valuable consideration, are hereby approved by the Corporation;

RESOLVED,

that (i) the proposed form and terms of the Pooling and Servicing Agreement, Indenture, Trust Agreement, Servicing Agreement, Custodial Agreement or any other similar or related agreement, document or instrument for any Series of Securities (together, the “Offering Documents”) (as described in the Registration Statement, the Prospectus and Prospectus Supplements and any Private Placement Memorandum (if applicable) relating to such Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering

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Documents, generally in the form constituting a part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

RESOLVED,

that the preparation of any Prospectus, Prospectus Supplement and any Private Placement Memorandum relating to the Securities of a Series and the use of such Prospectus Supplements and Prospectus and any Private Placement Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

RESOLVED,

that the proposed form and terms of any Assignment and Assumption Agreement or any similar agreement, document or instrument relating to the sale of mortgage loans by Residential Funding Corporation (“RFC”) to the Corporation, and as described in the Registration Statement, the Prospectus and Prospectus Supplements and any Private Placement Memorandum (if applicable) for any Series (each, an “Assignment and Assumption Agreement”), are hereby approved by the Corporation, and each of the Authorized Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation between RFC and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

RESOLVED,

that the proposed form and terms of any Underwriting Agreement or similar agreement among one or more underwriters, RFC and the Corporation, as described in the Registration Statement and any Prospectus and Prospectus Supplement for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Underwriting Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

RESOLVED,

that the proposed form and terms of any Purchase Agreement, Placement Agreement or similar agreement among one or more purchasers, RFC and the Corporation, as described in the Private Placement Memorandum for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

RESOLVED,

that any Insurance Agreement or similar agreement for any Series, among the Corporation, the insurer and others, in such form and with such terms as have previously been agreed to by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Insurance Agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

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RESOLVED,

that any Indemnification Agreement or similar agreement for any Series, among the Corporation, the insurer and others, in such form and with such terms as have previously been agreed to by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Indemnification Agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

RESOLVED, that each Authorized Officer is authorized to request the Trustee under the applicable Articles and Sections of the Offering Documents to authenticate, or cause the Certificate Registrar to authenticate, the Securities of any Series and to deliver the same in accordance with the orders of the Corporation;

RESOLVED,

that, upon such request, the execution of the Securities for such Series by the Trustee under the Offering Documents and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the purchase price for the Securities stated in any Underwriting Agreement, Purchase Agreement or Placement Agreement (each an “Underwriting Agreement,” “Purchase Agreement” and “Placement Agreement,” respectively) or any similar agreement to be paid to the Corporation, deliver, or cause to be delivered, the related Securities in accordance with the terms of such agreement;

RESOLVED,

that any class or classes of Securities of any Series created and issued under any Offering Documents are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase Agreement or Placement Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

RESOLVED,

that execution of any agreement, instrument or document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer’s authority to execute, such agreement, instrument or document;

RESOLVED,

that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions;

RESOLVED,

that the Authorized Officers, the Secretary, any Assistant Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

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RESOLVED,

that any actions of the Board of Directors, the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions are hereby approved, confirmed, ratified and adopted.

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IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous Written Consent as of the date first set forth above.

/s/ David C. Walker David C. Walker	/s/ Bruce J. Paradis Bruce J. Paradis
/s/ Davee L. Olson Davee L. Olson

Certificate of Assistant Secretary

I, Julianne M. Linder, Assistant Secretary of Residential Asset Mortgage Products, Inc.. (the “Corporation”), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors dated December 20, 2005, have not been revoked, amended, supplemented, modified or superceded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 30th day of December, 2005.

s/ Julianne M. Linder
Julianne M. Linder
Assistant Secretary